UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2019

GENERAL CANNABIS CORP

 (Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	90-1072649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, Colorado	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Note Amendment

On November 15, 2019, General Cannabis Corp (the “Company”) and SBI Investments LLC, 2014-1 (the “Purchaser”) entered into a Letter Agreement, dated November 15, 2019 (“Note Amendment No. 3”), pursuant to which the Company and the Purchaser (i) extended the maturity date of that certain Promissory Note, dated July 18, 2019 (the “Original Note”), as amended by a Letter Agreement, dated October 18, 2019 (“Note Amendment No. 1”) and a Letter Agreement, dated November 1, 2019 (“Note Amendment No. 2” and, together with Note Amendment No. 1 and Note Amendment No. 3, the “Amendments”), between the Company and the Purchaser, from a maturity date of November 15, 2019 to November 29, 2019 (the “Maturity Date”) and (ii) increased the principal amount of the Original Note from $855,000 to $905,000. All other terms of the Original Note remain unchanged, and were previously disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 24, 2019 and is incorporated by reference.

Sale of 6565 E. Evans Avenue

On November 18, 2019, 6565 E. Evans Owner LLC, a Colorado limited liability company and a wholly-owned subsidiary of the Company (the “Seller”), entered into a Contract to Buy and Sell Real Estate (Commercial) (the “Sale Agreement”), by and between the Seller and the Credit Union of Colorado, a Federal Credit Union (“CUC”) for the sale (the “Sale”) of the Company’s greenhouse office building located at 6565 E. Evans Avenue, Denver, Colorado (the “Property”) for $1,697,000. Pursuant to the Sale Agreement, the Seller and CUC will enter into a lease agreement to allow the Seller to lease the Property following the closing of the Sale for a period of up to 90 days, with a 30 day written notice to terminate such lease agreement. The closing of the Sale is subject to customary conditions.

The foregoing description of the Original Note, the Amendments and the Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the forms of the Original Note, the Amendments, and the Sale Agreement which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information with respect to the Sale of 6565 E. Evans Avenue set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation.

The information with respect to the Note Amendment set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On November 19, 2019, the Company issued a press release announcing it has entered into the Sale Agreement. A copy of the press release is furnished and attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Form of Promissory Note (incorporated by reference from Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on July 24, 2019).
10.2

Letter Agreement, dated October 18, 2019, by and between the Company and the Purchaser (incorporated by reference from Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 24, 2019).

10.3

Letter Agreement, dated November 1, 2019, by and between the Company and the Purchaser (incorporated by reference from Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on November 7, 2019).

10.4	Letter Agreement, dated November 15, 2019, by and between the Company and the Purchaser. (1)
10.5	Contract to Buy and Sell Real Estate (Commercial), dated November 18, 2019, by and between the Seller and the CUC. (1)
99.1	Press release, dated November 19, 2019 (1)

(1)     Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 20, 2019

GENERAL CANNABIS CORP

By:	/s/ Michael Feinsod
Name:	Michael Feinsod
Title:	Chief Executive Officer

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